Exhibit 99.1

Desktop Metal Announces Fourth Quarter and Full Year 2023 Financial Results

March 15, 2023

●	Revenue of $52.3 million, down from $60.6 million in the same quarter a year ago, and up 22% sequentially over the prior quarter
●	Year-over-year improvements to net loss, adjusted EBITDA, gross margins, non-GAAP gross margins, operating expenses, and operating cash flow following more than $150 million in cost reduction efforts announced since June 2022
●	Net loss of $(323.4) million in 2023 compared to net loss of $(740.3) million in 2022
●	Adjusted EBITDA of $(9.2 million), a year-over-year improvement of 56% – and the company’s strongest quarterly performance to date
●	GAAP gross margin of (32)%; GAAP gross margin was negatively impacted by one-time non-cash restructuring activities in the quarter. Non-GAAP gross margin of 34%, a year-over-year improvement of 39.9%.
●	Quarterly GAAP operating expenses declined 58% year over year, both periods were impacted by goodwill impairment. Quarterly non-GAAP operating expenses declined for seven consecutive quarters to $31.6 million, down 39% from the start of DM’s cost reduction initiative
●	Cash, cash equivalents, and short-term investments closed fourth quarter 2023 at $84.5 million, as rate of cash consumption declined 25% compared to the same year-ago quarter
●	Initiated a review of strategic alternatives for industrial photopolymer business in effort to further strengthen position in our core healthcare photopolymers and production binder jetting for metal, sand and ceramic parts
●	Full year 2024 revenue guidance of between $175 and $215 million, and adjusted EBITDA between $(30) and $(10) million, with expectation to achieve adjusted EBITDA breakeven in the second half of 2024

BOSTON--(BUSINESS WIRE)-- Desktop Metal, Inc. (NYSE: DM), a global leader in Additive Manufacturing 2.0 technologies for mass production, today announced its financial results for the fourth quarter and full year ended December 31, 2023.

“Despite a challenging capital investment environment led by elevated interest rates and slower sales cycles, I’m proud that Team DM buckled down and delivered a much improved operating performance including reduced not loss and a record adjusted EBITDA performance,” said Ric Fulop, Founder and CEO of Desktop Metal.

“While we didn’t make our internal target of A-EBITDA positive by the end of the year, as some customer projects rolled into 2024, we are now very, very close to that goal,” Fulop continued. “We now enter the year with a lower cost structure that makes us resilient for the long term. The hard work will continue as we drive toward profitability, a goal that is clearly within sight despite the tough market conditions.”

Fulop noted that DM continues to see strong demand for production binder jet systems that produce metal, sand and ceramic parts, as well as increasing evidence of the value of Additive Manufacturing 2.0 systems. For the full year, DM reported record recurring revenue of $65 million, a 29% increase over the prior year that now represents 34% of revenue, up from 24% from 2022.

“Our all-time high recurring revenue levels prove that customers who have adopted our technology are using it successfully and getting great value from our technologies,” Fulop said.

Fourth Quarter 2023 and Recent Business Highlights:

Corporate

●	Continued execution of cost reduction plans with expectation of positive adjusted EBITDA in the second half of 2024

Product Performance

●	Desktop Metal and Evonik expand partnership, announce qualification of INFINAM® ST 6100 L on large format Additive Manufacturing 2.0 systems for high-performance, high-temperature products
●	Desktop Health™ announces Flexcera™ Base Ultra+ dental resin for stronger, more comfortable 3D Printed dentures
●	Desktop Metal now shipping the Figur G15 – a Digital Sheet Metal Forming machine that eliminates the need for custom tooling
●	Desktop Health announces first patients treated with FDA-Cleared CMFlex™ – and off-the-shelf 3D printed synthetic bone graft product pioneered by Dimension Inx on the 3D-Bioplotter®
●	Desktop Metal launches Live Monitor™ for users of Additive Manufacturing 2.0 production technology
●	DM now has metal and ceramic parts in production in multiple high value programs in defense and aerospace with parts in several jet engine families, major platforms like F35 and in several space vehicles
●	Growing business in Gigacasting with several global automakers

Fourth Quarter 2023 Financial Highlights

●	Revenue of $52.3 million, down from $60.6 million in the same quarter a year ago, and up 22% sequentially over the prior quarter
●	GAAP gross margin of (32)%; GAAP gross margin was negatively impacted by restructuring activities in the quarter. Non-GAAP gross margin of 34%, a year-over-year increase of 39.9%.
●	GAAP net loss of $(174.5) million, including $110.5 million of goodwill impairment; non-GAAP net loss of $(10.9) million
●	Adjusted EBITDA of $9.2 million, a year-over-year improvement of 56% – and the company’s strongest quarterly performance to date

●	Cash, cash equivalents, and short-term investments closed fourth quarter 2023 at $84.5 million, as rate of cash consumption declined 25% compared to the same year-ago quarter

Financial Outlook

●	Revenue expectation of between $175 million to $215 million for 2024
●	Adjusted EBITDA of between $(30) million to $(10) million for full-year 2024

Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts. See “Non-GAAP Financial Information.”

Conference Call Information:

Desktop Metal will host a conference call on Friday, March 15, 2024 to discuss fourth quarter 2023 results. Participants may access the call at 1-877-407-4018, international callers may use 1-201-689-8471, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal (NYSE:DM) is driving Additive Manufacturing 2.0, a new era of on-demand, digital mass production of industrial, medical, and consumer products. Our innovative 3D printers, materials, and software deliver the speed, cost, and part quality required for this transformation. We’re the original inventors and world leaders of the 3D printing methods we believe will empower this shift, binder jetting and digital light processing. Today, our systems print metal, polymer, sand and other ceramics, as well as foam and recycled wood. Manufacturers use our technology worldwide to save time and money, reduce waste, increase flexibility, and produce designs that solve the world’s toughest problems and enable once-impossible innovations. Learn more about Desktop Metal and our #TeamDM brands at www.desktopmetal.com.

Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in these communications, including statements regarding Desktop Metal’s future results of operations and financial position, financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: demand for Desktop Metal’s products and services; the global macro-economic environment;

impacts of rapid technological change in the additive manufacturing industry; Desktop Metals’ ability to realize the benefits from cost saving measures; and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-Q filed with the SEC on November 9, 2023, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:
(857) 504-1084
DesktopMetalIR@icrinc.com

Media Relations:
Sarah Webster
(313) 715-6988
sarahwebster@desktopmetal.com

Source: Desktop Metal, Inc.

DESKTOP METAL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$83,845	$76,291
Current portion of restricted cash	233	4,510
Short-term investments	625	108,243
Accounts receivable	37,690	38,481
Inventory	82,639	91,736
Prepaid expenses and other current assets	11,105	17,155
Total current assets	216,137	336,416
Restricted cash, net of current portion	612	1,112
Property and equipment, net	35,840	56,271
Goodwill	—	112,955
Intangible assets, net	168,259	219,830
Other noncurrent assets	37,153	27,763
Total Assets	$458,001	$754,347
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,190	$25,105
Customer deposits	5,356	11,526
Current portion of lease liability	7,404	5,730
Accrued expenses and other current liabilities	27,085	26,723
Current portion of deferred revenue	11,739	13,719
Current portion of long-term debt, net of deferred financing costs	330	584
Total current liabilities	70,104	83,387
Long-term debt, net of current portion	89	311
Convertible notes	112,565	111,834
Lease liability, net of current portion	23,566	17,860
Deferred revenue, net of current portion	3,696	3,664
Deferred tax liability	3,523	8,430
Other noncurrent liabilities	2,806	1,359
Total liabilities	216,349	226,845
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 325,277,419 and 318,235,106 shares issued as of December 31, 2023 and December 31, 2022, respectively, 325,271,670 and 318,133,434 shares outstanding as of December 31, 2023 and December 31, 2022, respectively	33	32
Additional paid-in capital	1,908,504	1,874,792
Accumulated deficit	(1,632,225)	(1,308,954)
Accumulated other comprehensive loss	(34,660)	(38,368)
Total Stockholders’ Equity	241,652	527,502
Total Liabilities and Stockholders’ Equity	$458,001	$754,347

See notes to consolidated financial statements.

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Years Ended December 31,
	2023	2022	2021
Revenues
Products	$168,091	$190,248	$105,994
Services	21,607	18,775	6,414
Total revenues	189,698	209,023	112,408
Cost of sales
Products	184,614	178,952	87,450
Services	15,174	15,000	6,665
Total cost of sales	199,788	193,952	94,115
Gross profit (loss)	(10,090)	15,071	18,293
Operating expenses
Research and development	85,096	96,878	68,131
Sales and marketing	40,334	68,091	47,995
General and administrative	66,272	83,065	78,041
In-process research and development assets acquired	—	—	25,581
Impairment charges	8,518	—	—
Goodwill impairment	112,911	498,800	—
Total operating expenses	313,131	746,834	219,748
Loss from operations	(323,221)	(731,763)	(201,455)
Change in fair value of warrant liability	—	—	(56,576)
Interest expense	(4,099)	(1,743)	(149)
Interest and other (expense) income, net	944	(8,335)	(11,822)
Loss before income taxes	(326,376)	(741,841)	(270,002)
Income tax benefit	3,105	1,498	29,668
Net loss	$(323,271)	$(740,343)	$(240,334)
Net loss per share—basic and diluted	$(1.00)	$(2.35)	$(0.92)
Weighted average shares outstanding, basic and diluted	322,196	314,817	260,770

See notes to consolidated financial statements.

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(in thousands)

	Years Ended December 31,
	2023	2022	2021
Net loss	$(323,271)	$(740,343)	$(240,334)
Other comprehensive (loss) income, net of taxes:
Unrealized loss	(203)	(290)	(40)
Foreign currency translation adjustment	3,911	(31,664)	(6,365)
Total comprehensive (loss) income, net of taxes of $0	$(319,563)	$(772,297)	$(246,739)

See notes to consolidated financial statements.

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands, except share amounts)

					Accumulated
			Additional		Other	Total
	Common Stock		Paid-in	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Capital	Deficit	(Loss)	Equity

BALANCE—January 1, 2021	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	5,732,247	1	6,425	—	—	6,426
Vesting of restricted Common Stock	491,293	—	—	—	—	—
Repurchase of shares for employee tax withholdings - RSA	(109,150)	—	(958)	—	—	(958)
Vesting of restricted share units	650,777	—	—	—	—	—
Repurchase of shares for employee tax withholdings - RSU	(61,498)	—	(541)	—	—	(541)
Issuance of Common Stock in connection with acquisitions	57,267,401	5	620,585	—	—	620,590
Issuance of Common Stock in connection with acquired in-process research and development	334,370	—	4,300	—	—	4,300
Stock-based compensation expense	—	—	28,778	—	—	28,778
Vesting of Trine Founder Shares	1,850,938	—	—	—	—	—
Common Stock issued in connection with warrants exercised	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	(240,334)	—	(240,334)
Other comprehensive loss	—	—	—	—	(6,405)	(6,405)
BALANCE—December 31, 2021	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350
Exercise of Common Stock options	2,310,931	—	3,190	—	—	3,190
Vesting of restricted Common Stock	157,131	—	—	—	—	—
Vesting of restricted share units	4,153,939	1	—	—	—	1
Repurchase of shares for employee tax withholdings - RSU	(74,719)	—	(243)	—	—	(243)
Issuance of common stock related to settlement of contingent consideration	112,202	—	500	—	—	500
Stock-based compensation expense	—	—	48,001	—	—	48,001
Net loss	—	—	—	(740,343)	—	(740,343)
Other comprehensive loss	—	—	—	—	(31,954)	(31,954)
BALANCE—December 31, 2022	318,133,434	$32	$1,874,792	$(1,308,954)	$(38,368)	$527,502
Exercise of Common Stock options	1,006,046	—	1,203	—	—	1,203
Vesting of restricted Common Stock	95,859	—	—	—	—	—
Vesting of restricted share units	5,802,852	1	(1)	—	—	—
Repurchase of shares for employee tax withholdings - RSU	(211,314)	—	(250)	—	—	(250)
Issuance of common stock related to settlement of contingent consideration	444,793	—	797	—	—	797
Stock-based compensation expense	—	—	31,963	—	—	31,963
Net loss	—	—	—	(323,271)	—	(323,271)
Other comprehensive income	—	—	—	—	3,708	3,708
BALANCE—December 31, 2023	325,271,670	$33	$1,908,504	$(1,632,225)	$(34,660)	$241,652

See notes to consolidated financial statements.

DESKTOP METAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2023	2022	2021
Cash flows from operating activities:
Net loss	$(323,271)	$(740,343)	$(240,334)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	53,632	50,767	24,854
Stock-based compensation	33,177	48,001	28,778
Impairment charges	8,518	—	—
Goodwill impairment	112,911	498,800	—
Inventory write-off	28,966	—	—
Change in fair value of warrant liability	—	—	56,576
Change in fair value of subscription agreement	—	—	2,920
Amortization of capitalized commissions	318	—	—
Amortization (accretion) of discount on investments	(490)	(888)	3,021
Amortization of debt financing cost	—	—	9
Amortization of deferred costs on convertible notes	731	453	—
Provision for bad debt	2,215	975	447
Provision for slow-moving, obsolete, and lower of cost or net realizable value inventories, net	17	(45)	—
Acquired in-process research and development	—	—	25,581
Loss on disposal of property and equipment	209	224	74
Net increase (decrease) in accrued interest related to marketable securities	238	847	(819)
Net unrealized (gain) loss on equity investment	464	6,332	9,660
Net unrealized (gain) loss on other investments	-	1,595	(130)
Deferred tax benefit	(3,105)	(1,498)	(29,668)
Change in fair value of contingent consideration	—	(1,567)	(429)
Foreign currency transaction (gain) loss	(613)	303	189
Changes in operating assets and liabilities:	—
Accounts receivable	(1,297)	6,737	(18,299)
Inventory	(19,079)	(28,183)	(16,962)
Prepaid expenses and other current assets	5,205	1,787	(8,937)
Other assets	4,265	2,505	(3)
Accounts payable	(6,894)	(6,595)	12,797
Accrued expenses and other current liabilities	1,966	(10,613)	(8,761)
Customer deposits	(6,169)	(2,037)	(2,569)
Current portion of deferred revenue	(1,962)	(4,749)	5,989
Change in right of use assets and lease liabilities, net	(6,626)	(4,298)	(641)
Other liabilities	1,679	(41)	1,609
Net cash used in operating activities	(114,995)	(181,531)	(155,048)
Cash flows from investing activities:
Purchases of property and equipment	(2,762)	(11,517)	(7,683)
Purchase of other investments	—	—	(3,620)
Proceeds from other investments	4,089	3,155	—
Purchase of equity investment	—	—	(20,000)
Proceeds from sale of property and equipment	9,942	6	44
Proceeds from policy buyout	—	—	333
Purchase of marketable securities	(4,973)	(158,404)	(330,873)
Proceeds from sales and maturities of marketable securities	112,719	248,150	243,349
Proceeds from capital grant	—	200	—
Cash paid to acquire in-process research and development	—	—	(21,220)
Cash paid for acquisitions, net of cash acquired	(1,750)	(23)	(287,624)
Net cash provided by (used in) investing activities	117,265	81,567	(427,294)
Cash flows from financing activities:
Proceeds from reverse recapitalization, net of issuance costs	—	—	—
Proceeds from the exercise of stock options	1,203	3,190	6,426
Proceeds from the exercise of stock warrants	—	—	170,665
Payment of taxes related to net share settlement upon vesting of restricted stock units	(250)	(243)	(541)
Repayment of loans	(419)	(542)	—
Proceeds from issuance of convertible notes	—	115,000	—
Costs incurred in connection with the issuance of convertible notes	—	(3,619)	—
Repayment of term loan	—	—	(10,000)

Net cash provided by financing activities	534	113,786	166,550
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(27)	(167)	(87)
Net increase (decrease) in cash, cash equivalents, and restricted cash	2,777	13,655	(415,879)
Cash, cash equivalents, and restricted cash at beginning of period	81,913	68,258	484,137
Cash, cash equivalents, and restricted cash at end of period	$84,690	$81,913	$68,258

Supplemental disclosures of cash flow information
Reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total shown in the consolidated statements of cash flows:
Cash and cash equivalents	$83,845	$76,291	$65,017
Restricted cash included in other current assets	233	4,510	2,129
Restricted cash included in other noncurrent assets	612	1,112	1,112
Total cash, cash equivalents and restricted cash shown in the consolidated statements of cash flows	$84,690	$81,913	$68,258

Supplemental cash flow information:
Interest paid	$6,900	$3,488	$148
Taxes paid	$—	$—	$150

Non-cash investing and financing activities:
Net unrealized (gain) loss on investments	$(339)	$290	$40
Exercise of private placement warrants	$—	$—	$149,904
Common Stock issued for acquisitions	$—	$—	$620,590
Common Stock issued for acquisition of in-process research and development	$—	$—	$4,300
Common Stock issued for settlement of contingent consideration	$797	$500	$—
Accrued purchase price related to acquisitions	$—	$—	$1,800
Additions to right of use assets and lease liabilities	$13,926	$10,812	$5,582
Purchase of property and equipment included in accounts payable	$239	$516	$90
Purchase of property and equipment included in accrued expense	$31	$—	$38
Transfers from property and equipment to inventory	$2,214	$4,993	$1,068
Transfers from inventory to property and equipment	$1,566	$4,513	$1,435
Accrued contingent consideration in connection with acquisitions	$—	$—	$6,083
Taxes related to net share settlement upon vesting of restricted stock awards in accrued expense	$—	$—	$958
Deferred contract costs	$—	$1,341	$—
Equipment financing	$—	$175	$—

See notes to consolidated financial statements.

Non-GAAP Financial Information

This press release contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, acquisition-related and integration costs, and inventory step-up adjustments
●	We define non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, and acquisition-related and integration costs
●	We define non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, inventory step-up adjustments, acquisition-related and integration costs, and change in fair value of investments
●	We define non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring, and acquisition-related and integration costs including in operating expenses
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes, and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding change in fair value of investments, inventory step-up adjustments, stock-based compensation, restructuring, and acquisition-related and integration costs

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results. Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Year Ended
	December 31,
(Dollars in thousands)	2023	2022	2021
GAAP gross margin	$(10,090)	$15,071	$18,293
Stock-based compensation included in cost of sales(1)	2,262	2,257	1,018
Amortization of acquired intangible assets included in cost of sales	27,789	23,707	8,467
Restructuring expense in cost of sales	30,205	3,273	—
Acquisition-related and integration costs included in cost of sales	958	1,148	—
Inventory step-up adjustment in cost of sales	—	1,496	2,194
Non-GAAP gross margin	$51,124	$46,952	$29,972

GAAP operating loss	$(323,221)	$(731,763)	$(201,455)
Stock-based compensation(2),(3)	33,177	48,785	28,778
Amortization of acquired intangible assets	41,617	38,662	17,581
Restructuring expense	37,488	6,574	—
Inventory step-up adjustment in cost of sales	—	1,496	2,194
Acquisition-related and integration costs(4)	6,179	6,766	23,788
In-process research and development assets acquired	—	—	25,581
Impairment charges	8,518	—	—
Goodwill impairment	112,911	498,800	—
Non-GAAP operating loss	$(83,331)	$(130,680)	$(103,533)

GAAP net loss	$(323,271)	$(740,343)	$(240,334)
Stock-based compensation(2),(3)	33,177	48,785	28,778
Amortization of acquired intangible assets	41,617	38,662	17,581
Restructuring expense	37,488	6,957	—
Inventory step-up adjustment in cost of sales	—	1,496	2,194
Acquisition-related and integration costs(4)	6,179	6,766	23,788
In-process research and development assets acquired	—	—	25,581
Impairment charges	8,518	—	—
Goodwill impairment	112,911	498,800	—
Change in fair value of investments	1,239	8,164	12,475
Change in fair value of warrant liability	—	—	56,576
Non-GAAP net loss	$(82,142)	$(130,713)	$(73,361)

(1) Includes $0.1 million of liability-award stock-based compensation associated with bonuses granted in dollar amounts and paid out in RSUs under our bonus plan (“liability-award stock-based compensation”) for the years ended December 31, 2023 and 2022.

(2) Includes $7.3 million of stock-based compensation expense associated with the 2022 Initiative for the year ended December 31, 2022.

(3) Includes $2.0 million and $1.0 million of liability-award stock-based compensation, respectively, for the years ended December 31, 2023 and 2022.

(4) For the year ended December 31, 2023, we incurred $10.0 million in merger expenses related to the Stratasys transaction and recognized a $10.0 million reduction in expenses as a result of the reimbursement from Stratasys, with no net impact to the adjustment for Acquisition-related and integration costs for the year ended December 31, 2023.

DESKTOP METAL, INC.

NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

(in thousands)

	For the Year Ended
	December 31,
(Dollars in thousands)	2023	2022	2021
GAAP operating expenses	$313,131	$746,834	$219,748
Stock-based compensation included in operating expenses(1),(2)	(30,915)	(46,528)	(27,760)
Amortization of acquired intangible assets included in operating expenses	(13,828)	(14,955)	(9,114)
Restructuring expense included in operating expenses	(7,283)	(3,301)	—
Acquisition-related and integration costs included in operating expenses(3)	(5,221)	(5,618)	(23,788)
In-process research and development assets acquired	—	—	(25,581)
Impairment charges	(8,518)	—	—
Goodwill impairment	(112,911)	(498,800)	—
Non-GAAP operating expenses	$134,455	$177,632	$133,505

(1) Includes $7.3 million of stock-based compensation expense associated with the 2022 Initiative for the year ended December 31, 2022.

(2) Includes $1.9 million and $0.9 million of liability-award stock-based compensation, respectively, for the years ended December 31, 2023 and 2022.

(3) For the year ended December 31, 2023, we incurred $10.0 million in merger expenses related to the Stratasys transaction and recognized a $10.0 million reduction in expenses as a result of the reimbursement from Stratasys, with no net impact to the adjustment for Acquisition-related and integration costs for the year ended December 31, 2023.

DESKTOP METAL, INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Years Ended
	December 31,
(Dollars in thousands)	2023	2022	2021
Net loss attributable to common stockholders	$(323,271)	$(740,343)	$(240,334)
Interest (income) expense, net	4,099	1,743	(334)
Income tax expense (benefit)	(3,105)	(1,498)	(29,668)
Depreciation and amortization	53,632	50,767	24,854
In-process research and development assets acquired	—	—	25,581
EBITDA	(268,645)	(689,331)	(219,901)
Change in fair value of warrant liability	—	-	56,576
Change in fair value of investments	1,239	8,164	12,475
Inventory step-up adjustment	—	1,496	2,194
Stock-based compensation expense(1),(2)	33,177	48,785	28,778
Restructuring expense	37,488	6,957	—
Goodwill impairment	112,911	498,800	—
Impairment charges	8,518
Acquisition-related and integration costs(3)	6,179	6,766	23,788
Adjusted EBITDA	$(69,133)	$(118,363)	$(96,090)

(1) Includes $7.3 million of stock-based compensation expense associated with the 2022 Initiative for the year ended December 31, 2022.

(2) Includes $1.0 million of liability-award stock-based compensation for the year ended December 31, 2022.

(3) For the year ended December 31, 2023, we incurred $10.0 million in merger expenses related to the Stratasys transaction and recognized a $10.0 million reduction in expenses as a result of the reimbursement from Stratasys, with no net impact to the adjustment for Acquisition-related and integration costs for the year ended December 31, 2023.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Quarter Ended
	December 31,
(Dollars in thousands)	2023	2022
GAAP gross margin	$(16,739)	$8,311
Stock-based compensation included in cost of sales	475	365
Amortization of acquired intangible assets included in cost of sales	7,045	5,890
Restructuring expense in cost of sales	26,984	147
Acquisition-related and integration costs included in cost of sales	45	—
Inventory step-up adjustment in cost of sales	—	—
Non-GAAP gross margin	$17,810	$14,713

GAAP operating loss	$(177,267)	$(311,895)
Stock-based compensation	6,478	7,615
Amortization of acquired intangible assets	10,320	10,140
Restructuring expense	30,878	1,488
Inventory step-up adjustment in cost of sales	—	—
Acquisition-related and integration costs	2,866	133
In-process research and development assets acquired	—	—
Impairment charges	2,456	—
Goodwill impairment	110,461	269,300
Non-GAAP operating loss	$(13,808)	$(23,219)

GAAP net loss	$(174,529)	$(312,353)
Stock-based compensation	6,478	7,615
Amortization of acquired intangible assets	10,320	10,140
Restructuring expense	30,878	1,488
Inventory step-up adjustment in cost of sales	—	—
Acquisition-related and integration costs	2,866	133
In-process research and development assets acquired	—	—
Impairment charges	2,456	—
Goodwill impairment	110,461	269,300
Change in fair value of investments	178	(329)
Change in fair value of warrant liability	—	—
Non-GAAP net loss	$(10,892)	$(24,006)

DESKTOP METAL, INC.

NON-GAAP ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Quarter Ended
	December 31,
(Dollars in thousands)	2023	2022
Net loss attributable to common stockholders	$(174,528)	$(312,353)
Interest (income) expense, net	1,134	462
Income tax expense (benefit)	(2,430)	104
Depreciation and amortization	13,312	12,473
In-process research and development assets acquired	—	—
EBITDA	(162,512)	(299,314)
Change in fair value of warrant liability	—	-
Change in fair value of investments	178	(329)
Inventory step-up adjustment	—	—
Stock-based compensation expense	6,478	7,615
Restructuring expense	30,878	1,488
Goodwill impairment	110,461	269,300
Impairment charges	2,456
Acquisition-related and integration costs	2,866	133
Adjusted EBITDA	$(9,195)	$(21,107)